Exhibit 99.1

KOPIN APPOINTS MICHAEL MURRAY AS NEW CEO

WESTBOROUGH, Mass. – September 7, 2022 – Kopin® Corporation (Nasdaq: KOPN), a leading provider of high-resolution micro-displays and sub-systems for defense, enterprise and consumer augmented reality, virtual reality, and mixed reality systems, today announced Mr. Michael Murray has succeeded Dr. John C. C. Fan as CEO, effective September 6, 2022. Dr. Fan has held the role of CEO, along with Chairman, since he founded the Company in 1985. Mr. Murray will also join Kopin’s Board of Directors.

“I am delighted and excited to have Michael lead Kopin, and I strongly recommended his appointment as President and CEO to the Board,” said Dr. Fan. “We have been searching for a successor for some time and I believe Michael has the experience to successfully lead the Company in its next stage of growth. I will remain Chairman of Kopin and all the subsidiaries and will work closely with Michael on this important transition, while I continue to focus on strategic and scientific matters especially related to Metaverse,” said Dr. Fan.

Michael Murray joins Kopin from Ultra Electronics Group, a British Defense and Security company, where he served as President of the Cyber business, working with defense ministries and governments. An engineer by training, Mr. Murray has always been associated with technology-focused companies. Prior to Ultra Electronics, he worked at Aceinna as Executive Vice President and Analog Devices, where he led the Industrial Sensing business unit. At these companies Mr. Murray was involved in overall strategy of the business, product development, manufacturing, sales and marketing and acquisitions.

“As a world-wide leader in micro-displays and optics for defense, industrial and consumer markets, I am excited to work with John, the Kopin team and Board of Directors to capitalize on the Company’s success to date and increase its leadership in these areas,” said Mr. Murray.

Michael Murray earned his Associates Degree in Electronic Engineering from George Brown College, Canada in 2006. In 2009, he earned his Bachelor’s degree in Business Management and in 2010 a Master of Science in Technology Commercialization from Northeastern University. In 2014, he obtained a Master’s in Business Administration from Massachusetts Institute of Technology.

About Kopin

Kopin Corporation is a leading developer and provider of innovative wearable technologies and critical components for integration into wearable computing systems for defense, industrial and consumer products. Kopin’s technology portfolio includes ultra-small displays, optics, and low-power ASICs. For more information, please visit Kopin’s website at www.kopin.com.

Kopin is a trademark of Kopin Corporation.

Forward-Looking Statements

Statements in this press release may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which are subject to the safe harbor created by such sections. Words such as “expects,” “believes,” “can,” “will,” and variations of such words and similar expressions, and the negatives thereof, are intended to identify such forward-looking statements. We caution readers not to place undue reliance on any such “forward-looking statements,” which speak only as of the date made, and advise readers that these forward-looking statements are not guarantees of future performance and involve certain risks, uncertainties, estimates, and assumptions by us that are difficult to predict. These forward-looking statements may include statements with respect to: the Company’s growth, the roles and responsibilities of senior management members, and the Company’s leadership in the micro-displays and optics for defense, industrial and consumer markets. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by these cautionary statements and any other cautionary statements that may accompany the forward-looking statements. In addition, we disclaim any obligation to update any forward-looking statements to reflect events or circumstances after the date of this press release, except as may otherwise be required by the federal securities laws. These forward-looking statements are only predictions, subject to risks and uncertainties, and actual results could differ materially from those discussed. Important factors that could affect performance and cause results to differ materially from management’s expectations are described in Part I, Item 1A. Risk Factors; Part II, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and other parts of our Annual Report on Form 10-K for the fiscal year ended December 25, 2021, or as updated from time to time our Securities and Exchange Commission filings.